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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 5, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 1999



                             LITTON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-3998                    95-1775499
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)



21240 BURBANK BOULEVARD
WOODLAND HILLS, CALIFORNIA                               91367-6675
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (818) 598-5000





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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

On August 2, 1999, Litton Industries, Inc. completed the acquisition of Avondale Industries, Inc. ("Avondale") for $39.50 per share in cash or approximately $529 million in the aggregate. Avondale designs, builds, and overhauls ships for the U.S. Navy, the U.S. Coast Guard, and commercial customers.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1    Press Release issued by the Registrant on August 2, 1999






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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      LITTON INDUSTRIES, INC.


Date: August 5, 1999                  By:  /s/  Carol A. Wiesner
                                           -----------------------------
                                           Carol A. Wiesner
                                           Vice President and Controller







                                    EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
   99.1     Press Release issued by the Registrant on August 2, 1999







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